                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                 CUSIP#393534AB8
                                 Trust Account #33-31958-0
                                 Distribution Date: October 15,1997



SECURITIZED NET INTEREST MARGIN                           PER $1,000
-------------------------------                            ORIGINAL
CERTIFICATES                                              ----------
------------


1.   Amount Available                      764,025.47

Interest

2.   Aggregate Interest                    229,255.34     2.48111840

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest      229,255.34

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                          534,770.13     5.78755552

7.   Remaining outstanding principal
     balance                            34,510,631.41    373.4916819
     Pool Factor                            .37349168

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date        53,425,864.08**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                     2,123,644.15

10.  Weighted average CPR                       13.46%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2



                                  CUSIP#393534AB8
                                  Trust Account #33-31958-0
                                  Distribution Date: October 15, 1997



11. Weighted average CDR                              2.70%

12. Annualized net loss percentage                    1.36%

13. Delinquency            30-59 day                  1.08%
                           60-89 day                  0.36%
                           90+ day                    0.66%
                           Total 30+                  2.10%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
SEPTEMBER 1997
PAYMENT October 15, 1997


                                 Fee Assets
             --------------------------------------------------
               Guarantee           Inside           Fee Asset
                 Fees               Refi              Total
             ------------      -------------      -------------
GTFC 1994-1    239,506.00         48,028.29        287,534.29
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
             ------------      -------------      -------------
               239,506.00         48,028.29        287,534.29



Total amount of Guarantee Fees and Inside          287,534.29
Refinance Payments

Subordinated Servicing Fees                        298,680.11

Payment on Finance 1 Note                          586,214.40

Allocable to Interest (current)                     65,489.55

Allocable to accrued but unpaid Interest                  .00

Accrued and unpaid Trustee Fees                           .00

Allocable to Principal                             520,724.85

Finance 1 Note Principal Balance                 9,490,416.23

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997




                               Inside
                 Residual       Refi         Total
               ------------  ----------  -----------

GTFC 1994-1          .00            .00          .00
GTFC 1994-2          .00      44,467.26    44,467.26
GTFC 1994-3    16,708.52      27,364.93    44,073.45
GTFC 1994-4    64,842.94      24,427.42    89,270.36
               -------------------------------------
               81,551.46      96,259.61   177,811.07

Total Residual and Inside
Refinance Payments                        177,811.07